UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 18, 2011
Date of Report (Date of Earliest Event Reported)

CONVERA CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	000-31989	54-1987541
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1919 GALLOWS ROAD, SUITE 1050
VIENNA, VIRGINIA 22182
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(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On March 18, 2011, the Board of Directors of Convera Corporation (“Convera” or the “Company”) approveed and adopted a Plan of Distribution (the “Plan”) in accordance with Convera’s on-going dissolution activities pursuant to its Plan of Dissolution and Liquidation.  In connection with its dissolution, the Board declared a final liquidating distribution to shareholders of $0.05 per share of Class A Common Stock of Convera and a pro-rata distribution of whole shares of Common Stock of Vertical Search Works, Inc. plus cash for fractional shares of Vertical Search Works, Inc.  The pro rata distribution of stock will result in the distribution of one share of Vertical Search Works, Inc. for every 83 shares of Convera Class A Common Stock owned of record.  The final liquidating distribution is payable to shareholders as of record date on February 8, 2010.  A letter of transmittal regarding the distribution is expected to be sent to all Convera stockholders during the first week of April, 2011.  The Company will seek to terminate immediately the registration of its Class A Common Stock under the Securities Exchange Act of 1934.  Further information regarding the Plan and the final liquidating distribution is set forth in the press release furnished as Exhibit 99.1, which is incorporated by reference herein.

As previously announced by the Company in press releases dated February 8, 2010 and February 11, 2010 and in the current report on Form 8-K dated February 11, 2010, on February 9, 2010, Convera completed a merger of its wholly owned subsidiaries B2BNetSearch, Inc., a Delaware corporation, and Convera Technologies, LLC, a Delaware limited liability company, with and into VSW2, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Vertical Search Works, Inc., a Delaware corporation, and a parent company of Firstlight Online Limited, a U.K. company.  After the close of the market on February 8, 2010, Convera filed a Certificate of Dissolution with the Delaware Secretary of State, pursuant to the Plan of Dissolution and Liquidation previously adopted by Convera’s board of directors.  Immediately after the close of market on February 8, 2010, the Company closed its stock transfer books and the trading of its stock on the NASDAQ Stock Market ceased at the same time. Additional information regarding the Convera’s Plan of Dissolution and Liquidation, the tax treatment thereof and the previously announced Firstlight merger is available on Form 14-A, filed with the Securities and Exchange Commission on December 31, 2009 and mailed to shareholders on January 8, 2010.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

99.1          Convera Corporation Press Release dated March 22, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Convera Corporation
Date: March 21, 2011	By: /s/ Matthew G. Jones
Matthew G. Jones
Chief Financial Officer